UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2025 (June 6, 2025)

CLASSOVER HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-42588	99-2827182
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

450 7th Avenue, Suite 905 New York, New York	10123
(Address of Principal Executive Offices)	(Zip Code)

(800) 345-9588

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	KIDZ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class B Common Stock, each at an exercise price of $11.50 per share	KIDZW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on June 6, 2025, Classover Holdings, Inc. (the “Company”) and Solana Growth Ventures LLC (“SGV”) entered into a Registration Rights Agreement (the “Registration Rights Agreement”) providing for certain registration rights with respect to certain securities underlying senior secured convertible notes of the Company. On July 18, 2025, the parties entered into a waiver agreement pursuant to which (x) the Filing Deadline (as defined in the Registration Rights Agreement) was extended from 45 calendar days after the Closing Date (as defined in the Registration Rights Agreement) to 75 calendar days after the Closing Date and (y) the Effectiveness Deadline (as defined in the Registration Rights Agreement) was extended from 135 calendar days after the Closing Date to 150 calendar days after the Closing Date.

On September 16, 2025, the Company and SGV entered into a second waiver agreement pursuant to which (x) the Filing Deadline was extended from 75 calendar days after the Closing Date to October 31, 2025 and (y) the Effectiveness Deadline was extended from 150 calendar days after the Closing Date to December 31, 2025.

The foregoing description of the second waiver to the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the waiver, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Second Waiver Agreement
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLASSOVER HOLDINGS, INC.

Dated: September 17, 2025	By:	/s/ Hui Luo
Name: Hui Luo
Title: Chief Executive Officer

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